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Colonial BancGroup[SM]

Colonial BancGroup

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1 Exhibit 99.2

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Colonial BancGroup
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Forward Looking Statements
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,”
“estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” “potential” and “anticipates,” the negative of these terms and similar expressions, as they relate to BancGroup (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in these reports are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition to factors mentioned elsewhere in this report or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at
www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:
• deposit attrition, customer loss, or revenue loss in the ordinary course of business;
• increases in competitive pressure in the banking industry;
• costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
• the inability of BancGroup to realize elements of its strategic plans for 2007 and beyond;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
• economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
• natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• the impact of recent and future federal and state regulatory changes;
• current or future litigation, regulatory investigations, proceedings or inquiries;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• acts of terrorism or war; and
• changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

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Colonial BancGroup
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•
Commercial Bankshares, Inc. (CLBK), headquartered in Miami, has
$1 billion in assets, total deposits of $841 million, loans of $611 million and operates 14 branch locations in Miami-Dade and Broward counties of Florida through its subsidiary bank, Commercial Bank of
Florida
•
Based on Colonial BancGroup’s closing stock price of $24.60 on
January 22, 2007, the transaction value is approximately $317 million or $49.36 per share
•
The consideration mix consists of $24.50 in cash and 1.0107 shares of Colonial stock for each share of Commercial Bankshares stock
•
The acquisition is expected to be accretive to Colonial’s EPS in the first year of full cost savings
Summary

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Colonial BancGroup
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Transaction Pricing
$13,000,000 To be capitalized
Expected Pre-Tax Merger Related Costs
37% Percentage of Commercial’s Expenses
$6,800,000 Expected Pre-Tax Cost Savings
$1,600,000 To be expensed
27.8 24.7 Price to LTM EPS
3.24 3.32 Price to Tangible Book Value
Precedent Florida
Transactions Commercial
1 Represents median of Florida depository acquisitions with deal value greater than $100 million announced since
January 1, 2005, per Lehman Brothers Inc.
1

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Colonial BancGroup

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Colonial/Commercial Pro Forma Summary
13,800 12,800
Assets
10,241 9,400
Deposits
180 166
Branches
Florida Only
319 305
Branches
16,932 16,091
Deposits
16,090 15,479
Loans
$ 24,050 $ 22,784
Assets
Pro Forma
with Commercial
12/31/06
Colonial
12/31/06
(dollars in millions)
1 Includes estimated purchase accounting adjustments.
1

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Colonial BancGroup
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Colonial/Commercial Combined Deposit Market Share
(June 2006 FDIC balances)
35
5
5
4
3
2
1
Rank #
15
9
7
4
3
2
1
Rank #
0.24% 0.60%
Commercial
2.68% 1.96%
Colonial
2.92% 2.56% Colonial/Commercial
5.07% 3.92% Regions
9.73% 5.84% SunTrust
19.08% 17.93% B of A
19.92% 20.79% Wachovia
Florida Miami-Dade MSA

Pro Forma Florida Franchise - 180 Branches 7 Colonial Bank Commercial Bank